EXHIBIT 99.1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: March 21, 2005

a.	Aggregate Amount of Collections	$239,282,132.18
	Aggregate Amount of Non-Principal Collections	$2,956,002.91
	Aggregate Amount of Principal Collections	$236,326,129.27
	Pool Balance	$704,028,680.11
	Residual Participation Amount	$204,028,680.11
	Excess Funding Account	$0.00

b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	71.02%
	Principal Allocation Percentage	N/A

c.	Total Amount Distributed on Series 2000-1	$1,032,892.50

d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00

e.	Amount of Such Distribution Allocable to Interest on 2000-1	$1,032,892.50

f.	Noteholder Default Amount	$0.00

g.	Required Subordinated Draw Amount	$0.00

h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00

i.	Monthly Servicing Fee	$586,690.57
	Noteholder Monthly Servicing Fee	$416,666.67

j.	Controlled Deposit Amount	$0.00

k.	Series 2000-1 Invested Amount at end of period (Gross)	$500,000,000.00
	Outstanding Principal Balance	$500,000,000.00

l.	Available Subordinated Amount	$122,432,194.14

m.	Carry-over Amount	$0.00

n.	Reserve Account Balance	$1,750,000.00

o.	Principal Funding Account Balance	$0.00
	Yield Supplement Account Balance	$1,750,000.00

p.	Accumulation Period Length	4
	Anticipated Accumlation Period Commencement Date	May 20, 2005
	Expected Maturity Date	August 22, 2005

VW CREDIT, INC. — SERVICER 17-Mar-05	Page 1

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY	PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
	From	To	Days
Current Interest Period	2/22/2005	3/20/2005	27

Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$719,992,125.57
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$500,000,000.00
Required Subordinated Amount	$122,432,194.14
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$500,000,000.00
Available Subordinated Amount (previous period)	$107,209,733.52
Incremental Subordinated Amount (previous period)	$59,264,528.04

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00

Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00

Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00

Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00

1-month LIBOR Rate (annualized)	2.5993800%
Certificate Coupon (annualized)	2.754380%
Prime Rate (annualized)	5.5000000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.2966200%

TRUST PRINCIPAL RECEIVABLES
Pool Balance at the Beginning of Period	$720,029,202.61
Pool Balance at the Ending of Period	$704,028,680.11
Average Aggregate Principal Balance	$712,028,941.36
Aggregate Principal Collections	$236,326,129.27
New Principal Receivables	$220,325,606.76
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.45%
Weighted Average Interest Rate	5.05%
Previously waived Monthly Servicing Fee	$0.00
Net losses as a % of Avg. Receivables Balance (annualized)	0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$52,934,331.00
Used Vehicle Percentage	7.519%
Used Vehicle Percentage During Last Collection Period	7.101%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$40,683,968.00
Largest Dealer Percentage	5.650%

Aggregate Principal Amount of Receivables of Dealers over 2%	$95,704,781.77

SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$239,282,132.18
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$2,956,002.91
Investment Proceeds	$8,303.58
Aggregate Amount of Principal Collections	$236,326,129.27
Asset Receivables Rate	4.459%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A

PAYMENT RATE INFORMATION
Monthly Payment Rate	33.19%
Previous Collection Period Monthly Payment Rate	39.79%
Monthly Payment Rate 2 collection periods ago	39.62%
3-month Average Payment Rate	37.53%
Early Amortization Event?	NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	April 19, 2005
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	4
First Accumulation Date	May 20, 2005
Expected Final Payment Date	August 22, 2005
Required Participation Percentage	104.00%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumlation Amount	$0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$1,032,892.50
2. Noteholder Monthly Servicing Fee Distribution	$416,666.67
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$649,789.19

DEFICIENCY AMOUNT
Deficiency Amount	$0.0
Required Subordinated Draw Amount	$0.0

EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER 17-Mar-05	Page 2

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Summary

	Collections		Accrual	Distribution
From:	22-Feb-05
To:	20-Mar-05
Days:	27

LIBOR Rate	2.5993800%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance

	Trust		$500,000,000.00	$122,432,194.14	N/A	$642,432,194.14
1	Series 2000-1	100.00%	$500,000,000.00	$122,432,194.14	104.00%	$642,432,194.14	$500,000,000.00

VW CREDIT, INC. — SERVICER 17-Mar-05	Page 3

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

INITIAL AMOUNTS		EXCESS SPREAD CALCULATION
		Weighted Average Rate Charged to

Initial Invested Amount	$500,000,000.00	Dealers	5.051%
Invested Amount	$500,000,000.00	LIBOR	2.599%
Controlled Accumulation Amount	$0.00	Note Rate (LIBOR+15.5 b.p.)	2.754%
Required Subordinated Amount	$122,432,194.14	Servicing Fee Rate	1.000%
Annualized Servicing Fee Rate	1.00%	Investor Net Losses	0.000%

First Controlled Accumulation Date	May-05	Excess Spread	1.297%
Accumulation Period Length (months)	4
Expected Final Payment Date	Aug-05
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount

Series Allocation Percentage	100.00%
Beginning Balance	$500,000,000.00	$500,000,000.00	$122,432,194.14	$0.00
Floating Allocation Percentage	71.02%	71.02%
Principal Allocation Percentage	N/A	N/A
Principal Collections	$236,326,129.27	$236,326,129.27	N.A.	N.A.
New Principal Receivables	$220,325,606.76	$220,325,606.76	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$0.00	N/A	N.A.	N.A.

“Pool Factor”		100.00000000%

Ending Balance	$500,000,000.00	$500,000,000.00	$122,432,194.14	$0.00
Floating Allocation Percentage	71.02%	71.02%

Non-Principal Receivables

Non-Principal Collections	$2,099,348.36
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$8,303.58

VW CREDIT, INC. — SERVICER 17-Mar-05	Page 4

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$107,209,733.52	$106,457,616.84
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$107,209,733.52	$106,457,616.84
(2) Subordination Percentage * Series 2000-1 Invested Amount	$47,945,205.48	$47,945,205.48

(a) lower of (1) or (2)	$47,945,205.48	$47,945,205.48
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
(c) Incremental Subordinated Amount	$74,486,988.66	$59,264,528.04
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00

Available Subordinated Amount	$122,432,194.14	$107,209,733.52

Overconcentration Amount	$95,704,781.77	$77,876,748.34

Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00

Required Non-Principal Distributions

Available Non-Principal Collections	$2,956,002.91	$3,167,998.01
Noteholder Non-Principal Collections	$2,099,348.36	$2,199,909.39
Residual Interestholder Non-Principal Collections	$856,654.55	$968,088.62
Investment Proceeds	$8,303.58	$8,521.11
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$4,714,306.49	$4,926,519.12

Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00

Monthly Servicing Fee	$586,690.57	$600,024.34
Noteholder Monthly Servicing Fee	$416,666.67	$416,666.67